Exhibit 10.27

Trademark License Contract

This Trademark License Contract (hereinafter referred to as “this Contract”) was entered into by the following parties in Haidian District, Beijing on [18] [December] 2019:

The following are collectively referred to as “Party A”:

Kingsoft Corporation Limited (hereinafter referred to as “3888”)

Contact address: Kingsoft Tower, No. 33 Xiaoying West Road, Haidian District, Beijing

Beijing Kingsoft Digital Entertainment Technology Co., Ltd. (hereinafter referred to as “Digital Entertainment”)

Contact address: West District, 2/F, Kingsoft Tower, No. 33 Xiaoying West Road, Haidian District, Beijing

Zhuhai Kingsoft Software Co., Ltd. (hereinafter referred to as “Zhuhai Kingsoft”)

Contact address: Building 1, Kingsoft Software Park, No. 329, Qiandaohuan Road, Tangjiawan Town, Zhuhai

Party A’s contact person: Peng Bo

Party A’s E-mail address: *

Party A’s telephone number: *

The following are collectively referred to as “Party B”:

Kingsoft Cloud Holdings Limited

Contact address: Kingsoft Tower, No. 33 Xiaoying West Road, Haidian District, Beijing

Party B’s contact person: Yang Miao

Party B’s E-mail address: *

Party B’s telephone number: *

Whereas:

Party A and/or its consolidated subsidiaries and Party B and/or its consolidated subsidiaries entered into the Authorized Use License Agreement on 9 November 2012 (Party A’s contract number: KGP-I-BJ120010-2), the Supplementary Agreement-1 of the Authorized Use License Agreement on [28] [January] [2013], (Party A’s contract number: KGP-I-BJ120010-4,), and the Supplementary Agreement-2 of the Authorized Use License Agreement on [13] [September] [2017] (Party A’s contract number: OA-KGP-R-BJ170113[KGP-I-BJ1200010-2]). The above agreements are collectively referred to as the “Original License Agreements”.

With regard to Party A’s licensing of Party B Group’s use of trademarks, the parties have voluntarily reached the following agreements by consensus:

Article 1 Definitions

1.	Consolidated Subsidiaries: shall be subject to the relevant provisions of international accounting standards.

2.	Party A Group: shall refer to Kingsoft Corporation Limited and its consolidated subsidiaries; for the purpose of this Contract, Party A Group shall not include Party B Group.

3.	Party B Group: shall refer to Kingsoft Cloud Holdings Limited and its consolidated subsidiaries.

4.	Seasun Entertainment Group: shall refer to Seasun Holdings Limited and its consolidated subsidiaries.

5.	Kingsoft Office Group: shall refer to Beijing Kingsoft Office Software, Inc. and its consolidated subsidiaries.

6.

Cloud Storage and Cloud Computing Services: shall refer to the cloud storage, cloud computing services such as content delivery network (CDN), basic network services, and Internet data center business (IDC) currently provided by Party B Group as a basic cloud service vendor based on cloud technologies. “Content Distribution Network (CDN)” business shall refer to services relating to the use of node server groups distributed in different regions to form a traffic distribution management network platform so as to provide users with distributed storage and cache of content, and to distribute content to fast and stable cache servers based on dynamic network traffic and load conditions so as to improve response to user content access and service availability; “Basic Network Services” shall refer to services providing users with basic network functions such as independent and manageable Internet access service business, encryption, acceleration, and load balancing of fixed network domestic data transmission business through basic communication lines and communication equipment; “Internet Data Center (IDC) business” shall refer to the Internet or other networks, such as servers for users, the use of the relevant computer room facilities to provide user servers and Internet or other network-related devices with placement, agent maintenance, system configuration and management services by outsourcing, as well as rental of equipment such as database systems or servers and storage space, agent lease of communication lines and export bandwidth, and other application services, including Internet resource collaboration services business. To avoid disagreements, the parties acknowledge that the business of cloud storage and cloud computing services that Party B Group is engaged in shall not compete with other business lines of Party A Group, and the cloud application services provided by the consolidated subsidiaries of Party A Group (Seasun Entertainment Group, Kingsoft Office Group) based on cloud technology in combination with its products and services (such as online games and office software) shall not belong to the foregoing cloud storage and cloud computing services or similar services.

7.

Newly-Added Trademarks: shall refer to the new trademarks in application/registered which are included in this Contract as confirmed by the parties regularly or irregularly through their designated contacts by the newly-added trademarks mail after the Contract comes into effect. Based on the status quo, these trademarks cannot be applied for by Party B Group on its own. The applications shall be filed by Party B Group and confirmed by Party A, and shall be included in the trademarks licensed under this Contract.

Party A acknowledges the contact person of the new trademarks shall be: Huo Sufang; E-mail: *

Party B acknowledges the contact person of the new trademarks shall be: Yang Miao; E-mail: *

Article 2 Trademark License

Both parties agree that Party A shall license Party A Group’s domestic and overseas trademarks in application and registered as listed in the Annexes in accordance with applicable laws and regulations to Party B Group as follows.

1.	Licensed trademarks: Annex I and Annex II. Newly added trademarks (if any).

2.

License period: Subject to paragraph 2 of Article 9 of this Agreement, for registered trademarks (including the trademarks in the application being approved as registered trademarks), the license period shall be the validity period of the registered trademarks, including the renewal period (if any); for trademarks in application, if the trademarks have not been approved for registration, the license period shall no end until the application is rejected or invalid.

3.	Licensed business scope: Cloud storage and cloud computing services (see paragraph 6 of Article 1 for details).

4.	Geographical area: Geographical areas where registrations are approved for registered trademarks or where the applications are filed for trademarks in application.

5.	Licensee: Party B Group.

6.	License type:

6.1

Party A shall license the trademarks and trademarks in application as listed in Annex I, Annex II, and newly added trademarks (if any) to Party B and the Party B Group for use in the cloud storage and cloud computing services in the geographical areas where registrations are approved for registered trademarks or where the applications are filed for trademarks in application in the manner permitted by law, and Party B shall have the right to determine the actual entities within Party B group to use the trademarks.

6.2

These licenses shall be non-exclusive, non-transferable ordinary licenses, and shall not be sub-licensed except Party B and Party B Group sub-license these trademarks to third parties for fair use so that the brands using Party B and Party B’s cloud storage and cloud computing services may realize the cooperation on the services.

6.3

Party A and Party A Group shall not use or permit third parties to use the trademarks in paragraph 1 of Article 2 for cloud storage and cloud computing services, except for the promotion and introduction of Party B Group.

7.

Party A shall supervise the quality of the goods and services of Party B Group using the registered trademarks. Party B shall guarantee and be responsible for the quality of the goods and services using the registered trademarks.

8.

Party B Group shall maintain evidence of use every year in order to prove that the licensed trademarks are used in a standardized and continuous manner in the trademark registration category. Party A may require Party B Group to provide relevant evidence of use when necessary, and Party B Group shall cooperate to provide it, and the parties shall make every effort to ensure that the evidence of use meets the requirements of official evidence provided by the Trademark Office. If Party B does not use the trademarks for 3 consecutive years without any justified reason, Party A shall check with Party B on the demand and usage. If Party B acknowledges in writing that it will no longer use, Party A shall have the right to remove them from the list of licensed trademarks free of charge by means of unilateral notice.

Article 3 Trade Name (Business Name), Domain Name License

1.

Subject to the provisions of this Contract, Party A shall grant Party B Group the license to use “Kingsoft Cloud”, “金山云”, or other words (in Chinese or foreign languages) that are similar in form to the licensed trademarks as business trademarks/business names with reference to the terms of trademark license (including but not limited to the scope of use, duration, etc.) in the absence of conflict with applicable laws and regulations, but Kingsoft, 金山 or other words (in Chinese or foreign languages) that are identical, similar, confusing in form to business names within the Party A Group may not be used alone as business names without the written consent of Party A.

2.

Party A shall issue trademark license letters for various purposes to Party B Group within the scope of this Contract. If a license letter beyond the scope of this Contract is required, the details shall be negotiated separately.

3.

Considering that various industrial and commercial administrations require different, non-modifiable versions of license letters for business registration which do not conform to the actual situation of businesses, both parties have unanimously agreed that the Trademark License Letter or Business Name License Letter submitted for company registration using the above licensed trademarks as business names (trade names) by Party B Group shall only be the format templates to meet the requirements for name approval of the industrial and commercial administrations or market regulation administrations. If the content is inconsistent with the contract or otherwise agreed, the contract shall prevail. The format templates that have been provided to the industrial and commercial administrations or market regulation administrations for name approval, including but not limited to the Letter of Commitment for Use of Trademarks, the Trademark License Letter, and the Business Name License Letter, shall be subject to this Contract. If there is any difference with this Contract, this Contract shall prevail.

4.

Subject to the provisions of this Contract, Party A shall grant Party B Group the license to use “Kingsoft Cloud”, “金山云”, or other words (in Chinese or foreign languages) that are similar in form to the licensed trademarks as business domain names with reference to the terms of trademark license (including but not limited to the scope of use, duration, etc.) in the absence of conflict with applicable laws and regulations, but Kingsoft, 金山 or other words (in Chinese or foreign languages) that are identical, similar, confusing in form to business names within the Party A Group may not be used alone as business domain names.

Article 4 Royalties and Payment Methods

1.

According to the Original License Agreements, Party B Group shall pay royalties of RMB4 million (In words: RMB Four million), and the trademark license shall be free during the validity period of the Original License Agreements. As Party B Group has not paid the above royalties as of date of this Agreement, the parties have agreed to set the royalties in [Patent License Contract] signed on [18] December 2019. Party B Group shall comply with the relevant agreements in Patent License Contract, and properly pay the royalties.

2.

Party B Group shall pay Party A the royalties for the trademark license in accordance with this Article from the date of this Agreement. The specific types of royalties shall be subject to the provisions of paragraphs 7 and 8 of this Article. The parties acknowledge that as of the date of this Contract, the royalties for the licensed trademarks to be borne by Party B shall be RMB[649,028.14] (In words: Six hundred and forty nine thousand twenty eight yuan and fourteen cents), which is calculated as: RMB[583,134.00] x 105% x (1 + 6% value-added tax). Subsequent royalties (the agreed fees in paragraphs 7 and 8 of this Article) shall be paid by Party B within 15 working days after the end of the quarter after confirmation by the parties on a quarterly basis.

3.

Trademark royalties shall be collected by Beijing Kingsoft Digital Entertainment Technology Co., Ltd. and Zhuhai Kingsoft Software Co., Ltd. in the amount of RMB [364,229.25] (In Words: Three hundred and sixty four thousand two hundred and twenty nine yuan and twenty five cents) and RMB [284,798.89] (In Words: Two hundred and eighty four thousand seven hundred and ninety eight yuan and eighty nine cents) respectively. Party B shall pay within 15 working days after receiving the legal and valid special VAT invoice issued by Party A.

4.	The taxes incurred under this Contract shall be borne by the parties separately according to the relevant laws and regulations.

5.

Party A shall ensure that within the license period of the trademarks, it will not revoke the licensed trademarks or cause the licensed trademarks to be void or invalid through action or inaction (“Party A’s reason”). For any reason other than Party A’s reason causing the licensed trademarks under this Contract to be revoked, declared invalid, or invalidated within the trademark license period, such revoked, declared invalid, or invalidated trademarks shall become unauthorized trademarks without violating existing laws and infringing the rights of third parties, and Party A shall continue to grant Party B and the Party B Group the license to use in accordance with the terms and conditions of this Contract. Party A shall have no obligation to return the paid royalties, and Party B shall continue to pay the relevant outstanding royalties (if any).

6.	Payment Method:

Party A and Party B agree that the royalties stipulated in paragraph 3 of this Article shall be paid to Beijing Kingsoft Digital Entertainment Technology Co., Ltd. And Zhuhai Kingsoft Software Co., Ltd. For account information, please refer to Annex 2.

7.

If the licensed trademarks need to be renewed or relevant service fees, registration fees, agency fees, official fees (if any) are incurred during trademark registration, maintenance, transfer, cancellation, the fees shall be borne by Party B Group, and the specific amount shall be the actual payment by Party A × 105% × (1 + 6% VAT).

8.

Party B shall bear all reasonable fees incurred by the newly added trademarks including application, follow-up maintenance, including but not limited to official fees, agency fees, registration fees, service fees, the specific amount of which is the actual payment by Party A × 105% × (1 + 6% VAT).

9.	If there is any change to the 6% VAT mentioned above, the applicable VAT rate for trademark license and maintenance in the very year shall prevail.

Article 5 Trademark License Procedure

For all trademark licenses under this Contract, Party B shall file the trademark license contract with the relevant trademark authority if necessary. Party A shall provide necessary assistance, including but not limited to, issuing relevant application documents, stamping the company seal on the application documents, and providing certificates related to filing. Any costs incurred as a result of filing the trademark license contract shall be fully borne by Party B.

Article 6 Treatment after License Expiration

1.

If the license under this Contract becomes invalid, including but not limited to termination, rescission, revocation, invalidation of the Contract, Party B Group shall promptly cease using the licensed trademarks, domain names and remove the licensed trademarks, trade names (business names) within a reasonable period.

2.

In respect of contract expiration based on paragraph 2.5 of Article 9 of this Contract, Party A agrees to provide Party B Group with a transitional period of [6 months] for replacement and removal after the license expires. During the transitional period Party B may use the licensed trademarks only within a reasonable scope for the purpose of replacement and removal. If Party B Group makes reasonable commercial effort but has not completed the change of trade names (business names), replacement and removal may be extended for 3 months with the prior written consent of Party A.

3.

If Party B Group fails to properly complete replacement and removal within the agreed period, Party B Group agrees and fully authorizes any company of Party A Group to handle the change of trademarks, trade names and domain names on its behalf. The expenses incurred and confirmed by Party B Group shall be borne by any company designated by Party B Group.

Article 7 Effect of Original License Agreement

The parties agree that the Original License Agreements shall be terminated as of the effective date of this Contract. In respect of the licensing of the trademarks listed in the Original License Agreements (hereinafter referred to as the “Original Licensed Trademarks”), the trademarks that have been included in the annexes to this Contract shall be included to the license agreed in this Contract from the date of this Contract; the license of original licensed trademarks that have not been included in the annexes shall be terminated from the date of this Contract.

Article 8 Undertakings and Warranties

1.	The parties undertake and warrant to each other as follows:

1.1	They are enterprises legally established and validly existing in accordance with laws of China;

1.2	They have all the rights and authority to execute and perform this Contract, and have not entered into any agreement or arrangement that conflicts or may conflict with this Contract; and

1.3	The authorized representatives (if necessary) signing this Contract have been granted full authority to do so in accordance with a valid power of attorney or a resolution of the board of directors.

2.	Party A warrants and undertakes as follows:

2.1	It is the legal owner of the licensed trademarks and has the right to license the trademarks to Party B and Party B Group in accordance with the provisions of this Contract;

2.2	Party A makes no warranty as to whether the newly added and unregistered licensed trademarks at the time this Agreement is executed can be registered with the competent authority;

2.3

In respect of the relevant licensed trademarks under this Contract, Party A licenses the relevant trademarks to Party B and Party B Group for use according to with the status of the trademarks. Party A makes no warranty of non-infringement. For trademarks in application that have not been successfully registered, Party A makes no warranty that these trademark applications can be registered;

2.4	The above warranties of each entity of Party A are made only for their respective licensed matters, and each entity does not bear joint and several liability for each other.

2.5

Upon the execution of this Contract, Party A does not set any restrictive rights such as pledge rights or other security interests on the licensed trademarks; during the license period, if Party A sets any restrictive rights such as pledge rights or other security interests on the licensed trademark, invests in shares with the licensed trademarks, it shall do so under the premise of not affecting Party B and B Group’s right to use the licensed trademarks under this Contract.

3.	Party B warrants and undertakes as follows:

3.1	It shall pay Party A the entire consideration in accordance with the Contract after execution;

3.2	It shall properly perform the matters agreed in this Contract, including but not limited to, license use standard, trademark maintenance, trademark protection, and bear all costs that may be involved;

3.3	It has not taken any action or omitted to take any action to cause or allow the rights attached under this Contract to be prejudiced or the assignment of this Contract to be invalid; and

3.4	It shall accept that Party A may license the trademarks in application and licensed trademarks referred to in this Contract on an as-is basis.

4.

Party A Group has all the complete intellectual property rights to trademarks (including trade names and business names), LOGOs, identifiers, and domain names that are the same as or similar to Kingsoft, 金山, KS, and KSC globally, regardless of whether the intellectual property rights have been submitted for registration or registered. Without the prior written permission of Party A, any company of Party B Group shall not apply for trademarks and copyrights that contain the above intellectual property rights, and shall not apply for trademarks and copyrights that are the same as or similar to the intellectual property rights, and shall not apply for domain names globally. In respect of the above-mentioned intellectual property rights that have been applied for or registered in the name of Party B Group, Party B Group agrees to transfer to Party A Group unconditionally and bear all costs. If Party B Group does not transfer back within a reasonable period of [3 months], Party B Group agrees and entrusts any company of Party A Group to handle the transfer registration on its behalf.

Article 9 Change of Contract and Term

1.	The parties may reach an agreement through friendly negotiation to change or terminate this Contract by executing a written contract.

2.

Party A shall have the right to rescind or terminate this Contract through unilateral notice in any of the following circumstances, and this Contract shall be immediately rescinded or terminated from the date of the notice of rescission or termination:

2.1	A licensed trademark under this Contract is invalid, invalidated for any reason or Party A is no longer the holder to it (for the trademark only);

2.2	Licensee is no longer a member of Party B Group (for the entity only).

2.3	Party B Group’s use of a licensed trademark for any act violating this Contract, and refuses to correct it after Party A’s notice;

2.4	Party B Group causes any company of Party A Group to suffer goodwill and/or financial loss for any act violating this Contract.

2.5	Any of the following agreements is not reached which the effective existence of this Contract is subject to:

i.	Kingsoft Corporation Limited is the sole substantial shareholder of Party B Group;

ii.	Kingsoft Corporation Limited holds not less than 30% of the equity of Party B Group.

Note: If Party B or Party B Group adopts the multiple voting mechanism, the above agreements shall satisfy both the voting right ratio and the equity income ratio.

3.

Party A shall have the right to change the holder to the licensed trademarks after confirming that it does not adversely affect the performance of this Agreement, but shall notify Party B 5 working days before the change, and shall ensure that this Contract continues to be performed by the successor of Party A’s trademark ownership.

Article 10 Confidentiality

The parties shall (and shall ensure that their agents or their employees) reasonably maintain the confidentiality of any confidential information relating to this Contract at all times. Neither party shall disclose such information to others unless the other party permits or disclosure is in accordance with an order of a competent court or an order of any government agency or regulatory authority.

Article 11 Default

If a party violates any of the obligations, undertakings and warranties under this Contract, the other party shall have the right to request the defaulting party to make corrections within a time limit. If the defaulting party fails to make corrections within the time limit or within ten days of receiving the notice from the other party, the other party shall have the right to require the defaulting party to make up for all losses suffered by it.

Article 12 Governing Laws and Dispute Resolution

This Contract shall be governed by the laws of the People’s Republic of China (excluding Hong Kong, Macao, and Taiwan), and shall take effect immediately after the seal of the parties, and shall be binding on both parties;

Any disputes arising from the signing, performance, termination or effectiveness of this Contract or in connection with this Contract shall be resolved through friendly negotiations between the parties. If the parties fail to resolve the dispute through negotiation, either party shall have the right to submit it to a people’s court with jurisdiction over the place where this Contract is executed (No. 33 Xiaoying West Road, Haidian District, Beijing).

Article 13 Notice and Service

All notices and demands of a party’s failure to perform this Contract or relating to this Contract shall be in writing and shall be delivered directly or sent via notice to the contact person of the other party according to the contact information at the beginning of this Contract. If a party changes the contact person or contact information, it shall notify the other party in advance in writing. Otherwise, the written documents sent by a party to the other party according to the original contact information shall still be deemed to have been served, and all adverse consequences caused by the changing party’s negligence in notice shall be borne by the party.

The notices and demands issued under this Contract shall be deemed to have been effectively served in the following cases:

1.	If sent by letter, they shall be deemed served when the contact person or staff of the office or the mail room of the other party signing the receipt;

2.	If delivered by hand, they shall be deemed served when delivered to the contact person;

3.	If sent by fax, they shall be deemed served after the automatically generated message indicating the fax has been successfully sent is received;

4.	If sent by E-mail, they shall be deemed served when the E-mail arrives at the other party’s E-mail system.

Article 14 Miscellaneous

1.	Matters not covered in this Contract shall be determined through separate negotiations between the parties;

2.	This Contract shall severable. If any provision of this Contract is determined to be invalid, it shall not affect the validity of other provisions;

3.	This Contract is executed in eight counterparts. Party A shall hold six copies and Party B shall hold two copies. Each copy shall have the same legal effect.

(No text below this page, which is the signing page of the Trademark License Contract)

(No text below this page, which is the signing page of the Trademark License Contract)

Party A (Seal): Kingsoft Corporation Limited

/s/ Seal of Kingsoft Corporation Limited

Authorized representative (Signature):

Party A (Seal): Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

/s/ Seal of Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

Authorized representative (Signature):

Party A (Seal): Zhuhai Kingsoft Software Co., Ltd.

/s/ Seal of Zhuhai Kingsoft Software Co., Ltd.

Authorized representative (Signature):

(No text below this page, which is the signing page of the Trademark License Contract)

Party B (Seal): Kingsoft Cloud Holdings Limited

/s/ Seal of Kingsoft Cloud Holdings Limited

Authorized representative (Signature):

Annex I: A total of 178 domestic general licensed trademarks.

Trademark name	No.	Place of registration	Class	Registration No./ Application No.	Current legal status	Application date	Applicant/Registrant	License type
金山云	1	PRC	9	10302123	Registered	13 December 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	2	PRC	35	10302151	Registered	13 December 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	3	PRC	35	21506400	Registered	9 October 2016	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	4	PRC	35	25853855	Registered	14 August 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	5	PRC	36	25837124	Rejected and in review	14 August 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	6	PRC	37	10332609	Registered	20 December 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	7	PRC	38	10302168	Registered	13 December 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	8	PRC	39	10332698	Registered	20 December 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	9	PRC	41	10302240	Registered	13 December 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	10	PRC	42	10302286	Registered	13 December 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	11	PRC	41	11543782	Registered	25 September 2012	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	12	PRC	42	11543791	Registered	25 September 2012	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	13	PRC	38	11543720	Registered	25 September 2012	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山云 (graphic)	14	PRC	42	24794664	Registered	15 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	15	PRC	43	24788537	Registered	15 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	16	PRC	44	24794731	Registered	15 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	17	PRC	45	24794757	Registered	15 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

Kingsoft Cloud	18	PRC	9	10326269	Registered	19 December 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	19	PRC	35	10326338	Registered	19 December 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	20	PRC	37	10332587	Registered	20 December 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	21	PRC	38	10326294	Registered	19 December 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	22	PRC	39	10332643	Registered	20 December 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	23	PRC	41	10326376	Registered	19 December 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	24	PRC	42	10326473	Registered	19 December 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	25	PRC	42	24794650	Registered	15 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	26	PRC	43	24791627	Registered	15 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	27	PRC	44	24800362	Registered	15 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	28	PRC	45	24805013	Registered	15 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

KingCloud	29	PRC	9	9800888	Partially registered	4 August 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	30	PRC	35	9800889	Partially registered	4 August 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	31	PRC	37	9623248	Registered	21 June 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	32	PRC	41	9800891	Registered	4 August 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	33	PRC	42	9800892	Partially registered	4 August 2011	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	34	PRC	42	24732491	Registered	13 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd. (Zhichanyi)	General
	35
	36	PRC	39	24721700	Registered	13 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	37						(Zhichanyi)
	38	PRC	43	24726294	Registered	13 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	39						(Zhichanyi)
	40	PRC	44	24722780	Registered	13 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	41						(Zhichanyi)
	42	PRC	45	24722815	Registered	13 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	43						(Zhichanyi)

Kyun (graphic)	44	PRC	9	10625610	Registered	15 March 2012	Zhuhai Kingsoft Software Co., Ltd.	General
	45	PRC	35	10625618	Registered	15 March 2012	Zhuhai Kingsoft Software Co., Ltd.	General
	46	PRC	37	10669687	Registered	23 March 2012	Zhuhai Kingsoft Software Co., Ltd.	General
	47	PRC	38	10625629	Registered	15 March 2012	Zhuhai Kingsoft Software Co., Ltd.	General
	48	PRC	41	10625648	Registered	15 March 2012	Zhuhai Kingsoft Software Co., Ltd.	General
	49	PRC	42	10625671	Registered	15 March 2012	Zhuhai Kingsoft Software Co., Ltd.	General
	50	PRC	39	10625688	Registered	15 March 2012	Zhuhai Kingsoft Software Co., Ltd.	General
	51	PRC	42	24813815	Registered	16 June 2017	Zhuhai Kingsoft Software Co., Ltd.	General
	52	PRC	43	24814388	Registered	16 June 2017	Zhuhai Kingsoft Software Co., Ltd.	General
	53	PRC	44	24822580	Registered	16 June 2017	Zhuhai Kingsoft Software Co., Ltd.	General
	54	PRC	45	24810841	Registered	16 June 2017	Zhuhai Kingsoft Software Co., Ltd.	General

KSYUN	55	PRC	9	16218124	Registered	23 January 2015	Zhuhai Kingsoft Software Co., Ltd.	General
	56	PRC	35	16218275	Registered	23 January 2015	Zhuhai Kingsoft Software Co., Ltd.	General
	57	PRC	35	25836558	Registered	14 August 2017	Zhuhai Kingsoft Software Co., Ltd.	General
	58	PRC	37	16218648	Registered	23 January 2015	Zhuhai Kingsoft Software Co., Ltd.	General
	59	PRC	38	16218985	Registered	23 January 2015	Zhuhai Kingsoft Software Co., Ltd.	General
	60	PRC	41	16219967	Registered	23 January 2015	Zhuhai Kingsoft Software Co., Ltd.	General
	61	PRC	42	16220131	Registered	23 January 2015	Zhuhai Kingsoft Software Co., Ltd.	General
	62	PRC	39	16220845	Registered	23 January 2015	Zhuhai Kingsoft Software Co., Ltd.	General
	63	PRC	42	24824781	Registered	16 June 2017	Zhuhai Kingsoft Software Co., Ltd.	General
	64	PRC	43	24814392	Registered	16 June 2017	Zhuhai Kingsoft Software Co., Ltd.	General
	65	PRC	44	24828333	Registered	16 June 2017	Zhuhai Kingsoft Software Co., Ltd.	General
	66	PRC	45	24841812	Registered	16 June 2017	Zhuhai Kingsoft Software Co., Ltd.	General

Kloud (graphic, color)	67	PRC	9	10571917	Partially registered	5 March 2012	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	68	PRC	35	10578618	Registered	6 March 2012	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	69	PRC	37	10669724	Registered	23 March 2012	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	70	PRC	38	10578658	Registered	6 March 2012	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	71	PRC	41	10572020	Registered	5 March 2012	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	72	PRC	42	10572354	Registered	5 March 2012	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	73	PRC	39	10607206	Registered	12 March 2012	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

Kscloud (graphic, color)	74	PRC	9	10571955	Registered	5 March 2012	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	75	PRC	35	10578622	Registered	6 March 2012	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	76	PRC	37	10669745	Registered	23 March 2012	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	77	PRC	38	10578712	Registered	6 March 2012	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	78	PRC	41	10572032	Registered	5 March 2012	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	79	PRC	42	33979307	Rejected and in review	11 October 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	80	PRC	39	10607410	Registered	12 March 2012	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	81	PRC	42	24799196	Registered	15 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	82	PRC	43	24791633	Registered	15 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	83	PRC	44	24796734	Registered	15 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	84	PRC	45	24792923	Registered	15 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山云+云图 logo (color)	85	PRC	39	11387763	Registered	22 August 2012	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山云大米	86	PRC	9	24592002	Registered	8 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	87	PRC	35	24591417	Registered	8 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	88	PRC	37	24592295	Registered	8 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	89	PRC	38	24592004	Registered	8 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	90	PRC	39	24592273	Registered	8 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	91	PRC	41	24592108	In dispute	8 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	92	PRC	42	24592232	Registered	8 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山企业云盘	93	PRC	9	24591848	Registered	8 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	94	PRC	35	24591926	Registered	8 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	95	PRC	37	24592301	Registered	8 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	96	PRC	38	24591501	Registered	8 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	97	PRC	39	24592242	Registered	8 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	98	PRC	41	24592077	Registered	8 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	99	PRC	42	24591650	Registered	8 June 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山云客	100	PRC	9	25938456	Registered	18 August 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	101	PRC	35	25938465	Registered	18 August 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	102	PRC	37	25934838	Registered	18 August 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	103	PRC	38	25945715	Registered	18 August 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	104	PRC	39	25950605	Registered	18 August 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	105	PRC	41	25941425	Registered	18 August 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	106	PRC	42	25952854	Registered	18 August 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山云金睛	107	PRC	9	27751900	Registered	28 November 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	108	PRC	35	27751927	Registered	28 November 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	109	PRC	38	27757063	Registered	28 November 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	110	PRC	41	27759934	Registered	28 November 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	111	PRC	42	27745549	Registered	28 November 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	112	PRC	45	27751033	Registered	28 November 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山云慧眼	113	PRC	9	27738206	Registered	28 November 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	114	PRC	35	27750928	Registered	28 November 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	115	PRC	38	27748012	Registered	28 November 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	116	PRC	41	27745530	Registered	28 November 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	117	PRC	42	27759967	Registered	28 November 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	118	PRC	45	27739829	Registered	28 November 2017	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山云蓝眼	119	PRC	9	29726154	Registered	21 March 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	120	PRC	35	29738448	Registered	21 March 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	121	PRC	38	29736783	Registered	21 March 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	122	PRC	41	29730445	Registered	21 March 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	123	PRC	42	29741272	Registered	21 March 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山云安珀	124	PRC	9	29998235	Registered	2 April 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	125	PRC	35	29995374	Registered	2 April 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	126	PRC	38	29987243	Registered	2 April 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	127	PRC	41	30005721	Registered	2 April 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	128	PRC	42	30001860	Registered	2 April 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山云谷	129	PRC	9	31462159	Registered	7 June 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	130	PRC	35	31462183	Rejected and in review	7 June 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	131	PRC	38	31475357	Registered	7 June 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	132	PRC	41	31460541	Rejected and in review	7 June 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	133	PRC	42	31474533	Registered	7 June 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山云智	134	PRC	9	32508658	Registered	26 July 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	135	PRC	35	32493595	Registered	26 July 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	136	PRC	38	32499519	Registered	26 July 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	137	PRC	41	32508271	Registered	26 July 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	138	PRC	42	32490011	Registered	26 July 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山云数	139	PRC	9	32508666	Registered	26 July 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	140	PRC	35	32511324	Registered	26 July 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	141	PRC	38	32492733	Registered	26 July 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	142	PRC	41	32493967	Registered	26 July 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	143	PRC	42	32494011	Registered	26 July 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山云银河	144	PRC	9	32718029	Registered and announced	6 August 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	145	PRC	35	32701211	Registered and announced	6 August 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	146	PRC	38	32713210	Registered and announced	6 August 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	147	PRC	41	32718082	Registered and announced	6 August 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	148	PRC	42	32707295	Registered and announced	6 August 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山云爱居	149	PRC	9	35075215	Accepted	4 December 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	150	PRC	35	35085552	Accepted	4 December 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	151	PRC	38	35095311	Accepted	4 December 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	152	PRC	42	35086242	Accepted	4 December 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山云 AI-house	153	PRC	9	35084834	Rejected and in review	4 December 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	154	PRC	35	35099625	Accepted	4 December 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	155	PRC	38	35086224	Rejected and in review	4 December 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	156	PRC	42	35083689	Rejected and in review	4 December 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山云智家	157	PRC	9	39724384	Accepted	17 July 2019	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	158	PRC	35	39733007	Accepted	17 July 2019	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	159	PRC	38	39729132	Accepted	17 July 2019	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	160	PRC	42	39712960	Accepted	17 July 2019	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

Kingsoft Cloud Galaxy Stack	161	PRC	9	40688183	Accepted	2019-8-29	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	162	PRC	35	40685160	Accepted	2019-8-29	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	163	PRC	38	40698671	Accepted	2019-8-29	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	164	PRC	41	40704443	Accepted	2019-8-29	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	165	PRC	42	40704446	Accepted	2019-8-29	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山云之家	166	PRC	9	40868566	Accepted	2019-9-5	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	167	PRC	35	40859450	Accepted	2019-9-5	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	168	PRC	38	40849081	Accepted	2019-9-5	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	169	PRC	42	40862769	Accepted	2019-9-5	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山云米智家	170	PRC	9	40868579	Accepted	2019-9-5	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	171	PRC	35	40852727	Accepted	2019-9-5	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	172	PRC	38	40844048	Accepted	2019-9-5	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	173	PRC	42	40857007	Accepted	2019-9-5	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山云智能	174	PRC	9	40856006	Accepted	2019-9-5	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	175	PRC	35	40859477	Accepted	2019-9-5	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	176	PRC	38	40849111	Accepted	2019-9-5	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	177	PRC	42	40844067	Accepted	2019-9-5	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

金山云 ai-house	178	PRC	42	40998265	Accepted	11 September 2019	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

Annex II:A total of 70 foreign general licensed trademarks.

Trademark name	No.	Place of registration	Class	Registration No./ Application No.	Current legal status	Application date	Applicant/Registrant	License type
KINGSOFT CLOUD	1	United States of America	9	87934460	Evidence of use submitted	24 May 2018	ZHUHAI KINGSOFT CORPORATION	General
	2		35			24 May 2018	ZHUHAI KINGSOFT CORPORATION	General
	3		38			24 May 2018	ZHUHAI KINGSOFT CORPORATION	General
	4		41			24 May 2018	ZHUHAI KINGSOFT CORPORATION	General
	5		42			24 May 2018	ZHUHAI KINGSOFT CORPORATION	General

KINGSOFT CLOUD	6	Russia	9	87934460	Registered	6 July 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	7		35			6 July 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	8		38			6 July 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	9		41			6 July 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General
	10		42			6 July 2018	Beijing Kingsoft Digital Entertainment Technology Co., Ltd.	General

KINGSOFT CLOUD	11	Hong Kong	9	304626171	Registered	7 August 2018	ZHUHAI KINGSOFT CORPORATION	General
	12		35			7 August 2018	ZHUHAI KINGSOFT CORPORATION	General
	13		38			7 August 2018	ZHUHAI KINGSOFT CORPORATION	General
	14		41			7 August 2018	ZHUHAI KINGSOFT CORPORATION	General
	15		42			7 August 2018	ZHUHAI KINGSOFT CORPORATION	General

KINGSOFT CLOUD	16	India	9	3911383	Registered	8 August 2018	ZHUHAI KINGSOFT CORPORATION	General
	17		35	3911384		8 August 2018	ZHUHAI KINGSOFT CORPORATION	General
	18		38	3911385		8 August 2018	ZHUHAI KINGSOFT CORPORATION	General
	19		41	3911386		8 August 2018	ZHUHAI KINGSOFT CORPORATION	General
	20		42	3911387		8 August 2018	ZHUHAI KINGSOFT CORPORATION	General

KINGSOFT CLOUD	21	Indonesia	9	D002018037767	Accepted	7 August 2018	ZHUHAI KINGSOFT CORPORATION	General
	22		35	J002018037787		7 August 2018	ZHUHAI KINGSOFT CORPORATION	General
	23		38	J002018037789		7 August 2018	ZHUHAI KINGSOFT CORPORATION	General
	24		41	J002018037791		7 August 2018	ZHUHAI KINGSOFT CORPORATION	General
	25		42	J002018037792		7 August 2018	ZHUHAI KINGSOFT CORPORATION	General

KINGSOFT CLOUD	26	Singapore	9	40201815520S	Registered	6 August 2018	ZHUHAI KINGSOFT CORPORATION	General
	27		35	40201815522W		6 August 2018	ZHUHAI KINGSOFT CORPORATION	General
	28		38	40201815525P		6 August 2018	ZHUHAI KINGSOFT CORPORATION	General
	29		41	40201815526Y		6 August 2018	ZHUHAI KINGSOFT CORPORATION	General
	30		42	40201815528X		6 August 2018	ZHUHAI KINGSOFT CORPORATION	General

KINGSOFT CLOUD	31	United Kingdom	9	3358129	Registered	3 December 2018	ZHUHAI KINGSOFT CORPORATION	General
	32		35			3 December 2018	ZHUHAI KINGSOFT CORPORATION	General
	33		38			3 December 2018	ZHUHAI KINGSOFT CORPORATION	General
	34		41			3 December 2018	ZHUHAI KINGSOFT CORPORATION	General
	35		42			3 December 2018	ZHUHAI KINGSOFT CORPORATION	General

KINGSOFT CLOUD	36	European Union	9	17995856	Registered	4 December 2018	ZHUHAI KINGSOFT CORPORATION	General
	37		35			4 December 2018	ZHUHAI KINGSOFT CORPORATION	General
	38		38			4 December 2018	ZHUHAI KINGSOFT CORPORATION	General
	39		41			4 December 2018	ZHUHAI KINGSOFT CORPORATION	General
	40		42			4 December 2018	ZHUHAI KINGSOFT CORPORATION	General

KINGSOFT CLOUD	41	Taiwan	9	107079577	Accepted	10 December 2018	ZHUHAI KINGSOFT CORPORATION	General
	42		35			10 December 2018	ZHUHAI KINGSOFT CORPORATION	General
	43		38			10 December 2018	ZHUHAI KINGSOFT CORPORATION	General
	44		41			10 December 2018	ZHUHAI KINGSOFT CORPORATION	General
	45		42			10 December 2018	ZHUHAI KINGSOFT CORPORATION	General

金山云	46	Singapore	9	40201905166W	Accepted	8 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	47		35	40201905169U		8 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	48		38	40201905173Y		8 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	49		41	40201905174W		8 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	50		42	40201905177Q		8 March 2019	ZHUHAI KINGSOFT CORPORATION	General

金山云	51	Indonesia	9	DID2019014645	Accepted	21 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	52		35	DID2019014643		21 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	53		38	DID2019014624		21 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	54		41	DID2019014629		21 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	55		42	DID2019014630		21 March 2019	ZHUHAI KINGSOFT CORPORATION	General

金山云	56	Hong Kong	9	304851180	Accepted	8 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	57		35			8 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	58		38			8 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	59		41			8 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	60		42			8 March 2019	ZHUHAI KINGSOFT CORPORATION	General

金山云	61	Taiwan	9	108015748	Accepted	15 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	62		35			15 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	63		38			15 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	64		41			15 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	65		42			15 March 2019	ZHUHAI KINGSOFT CORPORATION	General

金山云	66	Macau	9	N/151269	Accepted	11 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	67		35	N/151270		11 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	68		38	N/151271		11 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	69		41	N/151272		11 March 2019	ZHUHAI KINGSOFT CORPORATION	General
	70		42	N/151273		11 March 2019	ZHUHAI KINGSOFT CORPORATION	General

Annex II: Party A Information